UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                               FORM 8-K EQUIVALENT


                                 CURRENT REPORT

        Date of Report (Date of Earliest Event Reported): October 4, 2002

                              Agrilink Foods, Inc.
               (Exact Name of Registrant as Specified in Charter)

                 Delaware                                                               16-0845824
(State or other jurisdiction of incorporation) (Commission File Number)(IRS Employer Identification Number)


                    90 Linden Oaks, Rochester, New York   14625
               (Address of Principal Executive Offices) (Zip Code)


        Registrant's Telephone Number Including Area Code: (585) 383-1850




   * This Form 8-K Equivalent is only being filed pursuant to a requirement contained in the indenture governing Agrilink Foods, Inc.'s 11-7/8 Percent Senior Subordinated Notes Due 2008.





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Item 4. Changes in Registrant's Certifying Accountant

On October 4, 2002, Agrilink Foods, Inc. (the "Company"), dismissed PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") as its independent auditor and on October 9, 2002 engaged Deloitte & Touche LLP ("Deloitte & Touche") as its new independent auditor for the fiscal year ending June 28, 2003. The Company's decision to dismiss PricewaterhouseCoopers followed the decision of the Company's Board of Directors, upon the recommendation of the Company's Audit Committee, to seek a proposal from another independent auditing firm to audit the Company's financial statements for fiscal 2003.

PricewaterhouseCoopers' reports on the Company's consolidated financial statements for each of the fiscal years ended June 29, 2002 and June 30, 2001 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended June 29, 2002 and June 30, 2001, and through the date of this Form 8-K Equivalent, there were no disagreements with PricewaterhouseCoopers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to PricewaterhouseCoopers satisfaction, would have caused PricewaterhouseCoopers to make reference to the subject matter of the disagreements in connection with its report on the Company's consolidated financial statements for such years. None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the Company's two most recent fiscal years and the subsequent interim period through the date of this Form 8-K Equivalent.

The Company provided PricewaterhouseCoopers with a copy of the disclosures in the preceding paragraph. A letter from PricewaterhouseCoopers to the Securities and Exchange Commission dated October 8, 2002, stating its agreement with these statements is attached as Exhibit 16.1.

During the fiscal years ended June 29, 2002 and June 30, 2001, and through the date of the engagement of Deloitte & Touche, the Company did not consult Deloitte & Touche with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or regarding any other matters or reportable events described under
Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 7. Financial Statements, Pro-Forma Financial Information and Exhibits

        (a)  Financial Statements of Business Acquired.

             None

        (b)  Pro-Forma Financial Information.

             None

        (c)  Exhibits

               16.1 Letter from PricewaterhouseCoopers LLP to the Securities and
                    Exchange Commission dated October 8, 2002.

                                                     SIGNATURES

         The Company has duly caused this 8-K Equivalent to be signed on its behalf by the undersigned thereunto duly authorized.



                                                  AGRILINK FOODS, INC.



Date:    October 10, 2002                 By:   /s/Earl L. Powers
                                                Earl L. Powers,
                                                Executive Vice President and
                                                Chief Financial Officer
                                                (Principal Financial Officer and
                                                 Principal Accounting Officer)



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                                INDEX TO EXHIBITS

Exhibit No.                    Description

  16.1 Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated October 8, 2002.